                                                                   EXHIBIT 3.2.3



                       THE COMMONWEALTH OF MASSACHUSETTS

                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, SECRETARY
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS  02108

                           ARTICLES OF ORGANIZATION
                             (UNDER G.L. CH. 156B)

                                   ARTICLE I

                        The name of the corporation is:


                                  ARTICLE II

     The purpose of the corporation is to engage in the following business activities:



A. The character of the business intended to be transacted by the Corporation is to acquire, invest in, maintain, operate, lease, improve, hold, encumber, sell, manage and otherwise deal with one or more long term care facilities, including the real property and intangible personal property associated with such facilities; and to engage in such related activities as are necessary, convenient, or incidental to the above.

B. To engage in and carry on any business permitted to corporations under Massachusetts General Laws, Chapter 156B, now in effect or as hereafter amended, or any successor provision of such Chapter 156B.


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on seperate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch. Additions to more than one article may be continued on a sheet so long as each article requiring each such addition is clearly indicated.

                                  ARTICLE III

The type and classes of stock and the total number of shares and par value, if any, of each type and class of stock which the corporation __ authorized to issue is as follows:

          WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS
-------------------------------------  -----------------------------------------
     TYPE         NUMBER OF SHARES        TYPE     NUMBER OF SHARES  PAR VALUE
-------------------------------------  -----------------------------------------
COMMON:                                 COMMON
 Series A         150,000
 Series B          50,000
-------------------------------------  -----------------------------------------
PREFERRED:                              PREFERRED


-------------------------------------  -----------------------------------------

                                  ARTICLE IV

If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established with any class.

     Common Stock


     Series A - voting stock
     Series B - non-voting stock

                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

     NONE



                                  ARTICLE VI

Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders: (If there are no provisions state "None".)

     See Page 6A attached hereto and made a part hereof.


Note:   The proceedng six articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

     Meetings of stockholders may be held anywhere in the United States as shall be determined from time to time by the president or the directors and stated in the notice of the meeting.

     The Bylaws may provide that the directors may make, amend or repeal the Bylaws, in whole or in part, except with respect to any provision thereof which by law, by the Articles of Organization or by the Bylaws requires action by the stockholders.

     The corporation may enter into contracts and otherwise transact business as vendor, purchaser or otherwise with its directors, officers and stockholders and with corporations, joint stock companies, trusts, firms and associations in which they are or may be or become interested as directors, officers, shareholders, members, trustees, beneficiaries or otherwise as freely as though such adverse interest did not exist even though the vote, action or presence of such director, officer or stockholder may be necessary to obligate the corporation upon such contract or transaction; and no such contract or transaction shall be avoided and no such director, officer or stockholder shall be held liable to account to the corporation or to any creditor or stockholder of the corporation for any profit or benefit realized by him through any such contract or transaction by reason of such adverse interest nor by reason of any fiduciary relationship of such director, officer or stockholder to the corporation arising out of such office or stock ownership; provided (in the case of directors and officers but not in the case of any stockholder who is not a director or officer of the corporation) the nature of the interest of such director or officer, though not necessarily the details or extent thereof, be known by or disclosed to the directors. Ownership of or beneficial interest in a minority of the stock or securities of another corporation, joint stock company, trust, firm or association shall not be deemed to constitute an interest adverse to this corporation in such other corporation, joint stock company, trust, firm or association and need not be disclosed. A general notice that a director or officer of the corporation is interested in any corporation, joint stock company, trust, firm or association shall be sufficient disclosure as to such director or officer with respect to all contracts and transactions with that corporation, joint stock company, trust, firm or association. In any event the authorization or ratifying vote of a majority of the capital stock of the corporation outstanding and entitled to vote passed at a meeting duly called and held for the purpose shall validate any such contract or transaction as against all stockholders of the corporation, whether of record or not at the time of such vote, and as against all creditors and other claimants, under the corporation, and no contract or transaction shall be avoided by reason of any provision of this paragraph which would be valid but for these provisions.

     The corporation shall, to the extent legally permissible, indemnify each of its directors and officers and persons who serve at its request as directors or officers of another organization in which it directly or indirectly owns shares or of which it is a creditor against all liabilities (including expenses) imposed upon or reasonably incurred by him in connection with any action, suit or other proceeding in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his acts or omissions as such director or officer, unless in any proceeding, he shall be finally adjudged not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation; provided, however, that such
                                      --------
indemnification shall not cover liabilities in connection with any matter which shall be disposed of through a compromise payment by such director or officer, pursuant to a consent decree or otherwise, unless such compromise shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by a vote of the directors in which no interested director participates, or (b) by a vote or the written approval of the holders of a majority of the outstanding stock at the time having the right to vote for directors, not counting as outstanding any stock owned by any interested director or officer. Such indemnification may include payment by the corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification.

     The right of indemnification hereby provided shall not be exclusive of or affect other rights to which any director or officer may be entitled. As used in this paragraph, the terms "director" and "officer" include their respective heirs, executors and administrators, and an "interested" director or officer is one against whom as such the proceeding in question or another proceeding on the same or similar grounds is then pending.

     Indemnification of employees and other agents of the corporation (including persons who serve at its request as employees or other agents of another organization in which it owns shares or of which it is a creditor) may be provided by the corporation to whatever extent shall be authorized by the directors before or after the occurrence of any event as to or in consequence of which indemnification may be sought. An indemnification to which a person is entitled under these provisions may be provided although the person to be indemnified is no longer a director, officer, employee or agent of the corporation or of such other organization.

     The directors may determine, in whole or in part, the preferences, voting powers, qualifications, and/or special or relative rights or privileges of: (1) any class of stock before the issuance of any shares of that class; or (2) one or more series within a class before the issuance of any shares of that series, provided; however, that each series of a class shall have a distinguishing designation.

                                  ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

The information contained in ARTICLE VIII is NOT a PERMANENT part of the Articles of Organization and may be changed ONLY by filing the appropriate form provided therefor.
                                  ARTICLE VIII
a.   The post office address of the corporation IN MASSACHUSETTS is:

     470 Atlantic Avenue, 13th Floor, Boston, MA  02210

b. The name, residence and post office address (if different) of the directors and officers of the corporation are as follows:

              NAME                  RESIDENCE              POST OFFICE ADDRESS
PRESIDENT:    Stephen L. Guillard   11 Power House Road    Dover, MA  02030

TREASURER:    Clyde A. Thayer       33 Westgate Road       Framingham, MA  01701

CLERK:        David Moskowitz       8 Grasmere Road        Needham, MA  02194

DIRECTORS:    Stephen L. Guillard   11 Power House Road    Dover, MA  02030
              Stephen Puleo         65 Angela Road         Canton, MA  02021
              David Moskowitz       8 Grasmere Road        Needham, MA  02194

c. The fiscal year of the corporation shall end of the last day of the month of December.

d. The name and BUSINESS address of the RESIDENT AGENT of the corporation, if any, is:

     Not applicable

                                  ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names are set forth above, have been duly elected.

IN WITNESS WHEREOF and under the pains and penalties of perjury, I XXX whose signature(s) appear below as incorporator and whose names and the business or residential address ARE CLEARLY TYPED OR PRINTED beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this 18th day of December 1989.


/s/ SCOTT D. SPELFOGEL
--------------------------------------------------------------------------------

Scott D. Spelfogel, Sole Incorporator
--------------------------------------------------------------------------------

470 Atlantic Avenue, 13th Floor
Boston, MA  02210
--------------------------------------------------------------------------------

NOTE:   If an already-existing corporation is acting as incorporator, type in the exact name of the corporation, the state or other jurisdiction where it was incorporated, the name of the person signing on behalf of said corporation and the title he/she holds or other authority by which such action is taken.

                      THE COMMON WEALTH OF MASSACHUSETTS

                           ARTICLES OF ORGANIZATION

                    GENERAL LAWS, CHAPTER 156B, SECTION 12

         ==================================================================


               I hereby certify that, upon an examination of these articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporation have been complied with, and I hereby approve said articles; and the filing fee in the amount of $200 having been paid, said articles are deemed to have been filed with me this 19th day of November 1989.

Effective date

                              MICHAEL J. CONNOLLY
                              Secretary of State

     FILING FEE: 1/10 OF 1% of the total amount of the authorized capital stock, but not less than $200.00. For the purpose of filing, shares of stock with a par value less than one dollar or no par stock shall be deemed to have a par value of one dollar per share.

               PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT


                           Scott D. Spelfogel, Esq.
                           470 Atlantic Avenue, 13th Floor
                           Boston, MA  02210
                           Telephone (617) 574-8385

                       THE COMMONWEALTH OF MASSACHUSETTS

                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, SECRETARY
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS  02108

                             ARTICLES OF AMENDMENT
                    GENERAL LAWS, CHAPTER 156B, SECTION 72

                                           FEDERAL IDENTIFICATION NO. 04-3072217
                                                                      ----------

WE    Stephen L. Guillard
      Scott D. Spelfogel                                                      President and Assistant Clerk of

------------------------------------------------------------------------------------------------------------------------
                                                   (EXACT Name of Corporation )


located at :   470 Atlantic Avenue, Boston, MA  02210
               ---------------------------------------------------------------------------------------------------------
                                              (MASSACHUSETTS Address of Corporation)


do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:____________________________


3,4,6
------------------------------------------------------------------------------------------------------------------------
                                  (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)


of the Articles of Organization were duly adopted at a meeting held on 2-12 1990, by vote of


100       shares of                 Common Series A                  out of     100              shares outstanding
----------                       ------------------------------------           ----------------
                                    (type, class & series, (if any)

          shares of                                                  out of                      shares outstanding,
----------                       ------------------------------------           ----------------
                                    (type, class & series, (if any)


          shares of                                                  out of                      shares outstanding
----------                       ------------------------------------           ----------------
                                    (type, class & series, (if any)

CROSS OUT           being at least two-thirds of each type, class or series
INAPPLICABLE        outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected
CLAUSE              thereby:/1/



C      [_]
P      [_]
M      [_]
R.A.   [_]

               Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

_________________
/1/  For amendments adopted pursuant to Chapter 156B, Section 70.

3. To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS

------------------------------------- ------------------------------------------
     TYPE         NUMBER OF SHARES        TYPE     NUMBER OF SHARES  PAR VALUE
------------------------------------- ------------------------------------------
COMMON:                                 COMMON
Series A          150,000
Series B           50,000
------------------------------------- ------------------------------------------
PREFERRED:                              PREFERRED


-------------------------------------  -----------------------------------------


CHANGE the total authorized to:


WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS

------------------------------------- ------------------------------------------
     TYPE           NUMBER OF SHARES      TYPE    NUMBER OF SHARES    PAR VALUE
------------------------------------- ------------------------------------------
COMMON:           200,000               COMMON

------------------------------------- ------------------------------------------
PREFERRED:                              PREFERRED


------------------------------------- ------------------------------------------

                                   PAGE 6A-R

     Meetings of stockholders may be held anywhere in the United States as shall be determined from time to time by the president or the directors and stated in the notice of the meeting.

     The corporation may enter into contracts and otherwise transact business as vendor, purchaser or otherwise with its directors, officers and stockholders and with corporations, joint stock companies, trusts, firms and associations in which they are or may be or become interested as directors, officers, shareholders, members, trustees, beneficiaries or otherwise as freely as though such adverse interest did not exist even though the vote, action or presence of such director, officer or stockholder may be necessary to obligate the corporation upon such contract or transaction; and no such contract or transaction shall be avoided and no such director, officer or stockholder shall be held liable to account to the corporation or to any creditor or stockholder of the corporation for any profit or benefit realized by him through any such contract or transaction by reason of such adverse interest nor by reason of any fiduciary relationship of such director, officer or stockholder to the corporation arising out of such office or stock ownership; provided (in the case of directors and officers but not in the case of any stockholder who is not a director or officer of the corporation) the nature of the interest of such director or officer, though not necessarily the details or extent thereof, be known by or disclosed to the directors. Ownership of or beneficial interest in a minority of the stock or securities of another corporation, joint stock company, trust, firm or association shall not be deemed to constitute an interest adverse to this corporation in such other corporation, joint stock company, trust, firm or association and need not be disclosed. A general notice that a director or officer of the corporation is interested in any corporation, joint stock company, trust, firm or association shall be sufficient disclosure as to such director or officer with respect to all contracts and transactions with that corporation, joint stock company, trust, firm or association. In any event the authorization or ratifying vote of a two-thirds majority of the capital stock of the corporation outstanding and entitled to vote passed at a meeting duly called and held for the purpose shall validate any such contract or transaction as against all stockholders of the corporation, whether of record or not at the time of such vote, and as against all creditors and other claimants, under the corporation, and no contract or transaction shall be avoided by reason of any provision of this paragraph which would be valid but for these provisions.

     The corporation shall, to the extent legally permissible, indemnify each of its directors and officers and persons who serve at its request as directors or officers of another organization in which it directly or indirectly owns shares or of which it is a creditor, against all liabilities (including expenses) imposed upon or reasonably incurred by him in connection with any action, suit or other proceeding in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his acts or omissions as such director or officer, unless in any proceeding, he shall be finally adjudged not to have acted in good faith in the reasonable belief that his action within the best interest of the corporation; provided, however, that such
                                      --------
indemnification shall not cover liabilities in connection with any matter which shall be disposed of through a compromise payment by such director or officer, pursuant to a consent decree or otherwise, unless such compromise shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by a vote of the directors in which no interested director participates, or (b) by a vote or the written approval of the holders of a two-thirds majority of the outstanding stock at the time having the right to vote for directors, not counting as outstanding any stock owned by any interested director or officer. Such indemnification may include payment by the corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification.

     The right of indemnification hereby provided shall not be exclusive of or affect other rights to which any director or officer may be entitled. As used in this paragraph, the terms "director" and "officer" include their respective heirs, executors and administrators, and an "interested" director or officer is one against whom as such the proceeding in question or another proceeding on the same or similar grounds is then pending.

     Indemnification of employees and other agents of the corporation (including persons who serve at its request as employees or other agents of another organization in which it owns shares or of which it is a creditor) may be provided by the corporation to whatever extent shall be authorized by the directors before or after the occurrence of any event as to or in consequence of which indemnification may be sought. An indemnification to which a person is entitled under these provisions may be provided although the person to be indemnified is no longer a director, officer, employee or agent of the corporation or of such other organization.

     The directors may determine, in whole or in part, the preferences, voting powers, qualifications, and/or special or relative rights or privileges of: (1) any class of stock before the issuance of any shares of that class: or (2) one or more series within a class before the issuance of any shares of that series, provided; however, that each series of a class shall have a distinguishing designation.

     4.   Delete Article IV.   Article IV should read "NONE".
     6. Change other lawful provisions by deleting pages 6A and 6B of the Articles of Organization and replacing them with pages 6A-R and 6B-R attached hereto and made a part hereof.




     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE:_______________________________

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our name on this 12th day of February, in the year 1990.



/s/ Stephen L. Guillard                                    President
-----------------------------------------------------------
/s/ Scott D. Spelfogel                                     Clerk/Assistant Clerk
-----------------------------------------------------------

                             FEDERAL IDENTIFICATION       FEDERAL IDENTIFICATION
                             NO. 04-3316448               NO. 04-3072217
                                 ----------                   ----------


                      THE COMMON WEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72
          ==========================================================


          I hereby approve within the articles of amendment and, the filing fee in the amount of $300.00 having been paid, said articles are deemed to have been filed with me this 14th day of February 1990.


MICHAEL J. CONNOLLY
Secretary of State
TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT

TO:


                           Scott D. Spelfogel, Esq.
                           470 Atlantic Avenue, 13th Floor
                           Boston, MA  02210
                           Telephone (617) 574-8385


* Delete the inapplicable word.  ** If there are no provisions state "None".
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

                             FEDERAL IDENTIFICATION       FEDERAL IDENTIFICATION
                             NO. 04-3316448               NO. 04-3072217
                                 ----------                   ----------


                       THE COMMONWEALTH OF MASSACHUSETTS

                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
            One Ashburton Place, Boston, Massachusetts  02108-1512

                            ARTICLES OF *MERGER

                    (GENERAL LAWS, CHAPTER 156B, SECTION 78)


*merger of                  [             ]    CORP.


                            [             ]    CORP.

                                             the constituent corporations, into

                            [             ]    CORP.,

                                      *one of the constituent corporations.


The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 78, and will be kept as provided by Subsection (d) thereof. The *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request, and without charge.

2. The effective date of the *merger determined pursuant to the agreement of *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing:

3.  (FOR A MERGER)

**The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger:

None.

* Delete the inapplicable word.  ** If there are no provisions state "None".
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

(FOR A CONSOLIDATION)
(a) The purpose of the resulting corporation is to engage in the following business activities:


(b) State the total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized to issue:


    WITHOUT PAR VALUE                             WITH PAR VALUE
--------------------------------------------------------------------------------
TYPE          NUMBER OF SHARES      TYPE        NUMBER OF SHARES       PAR VALUE
--------------------------------------------------------------------------------
Common:                           Common
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                        Preferred
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.


**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:


**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:


**If there are no provisions state "None".

4. The information contained in Item 4 is not a permanent part of the Articles of Organization of the *surviving corporation.

(a) The street address of the *surviving corporation in Massachusetts is: (post office boxes are not acceptable)

470 Atlantic Avenue, Boston, MA  02210

(b) The name, residential address, and post office address of each director and officer of the *surviving corporation is:

                NAME                            RESIDENTIAL ADDRESS                   POST OFFICE ADDRESS
President:      Stephen L. Guillard             11 Powder House Road                  Dover, MA  02030
Treasurer:      William H. Stephan              #18 Constellation Wharf               Charlestown, MA  02129
Clerk:          Scott D. Spelfogel              27 Sentry Hill Road                   Sharon, MA  02067
Directors:      Stephen L. Guillard             11 Powder House Road                  Dover, MA  02030
                Douglas Krupp                   33 Wachusett Road                     Wellesley, MA  02181
                Laurence Gerber                 46 Hillcrest Road                     Weston, MA  02193

(c) The fiscal year (i.e. tax year) of the *surviving corporation shall end of the last day of the month of:

December

(d) The name and business address of the resident agent, if any, of the *surviving corporation is:

Not applicable

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of *merger has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

/s/ Stephen L. Guillard, *President
-----------------------

/s/ Scott D. Spelfogel, *Clerk / *Assistant Clerk
----------------------

of                         BELMONT NURSING-II CORP.
                       (Name of constituent corporation)

/s/ Stephen L. Guillard, *President
-----------------------

/s/ Scott D. Spelfogel, *Clerk / *Assistant Clerk
----------------------

of                       BELMONT NURSING CENTER CORP.
                       (Name of constituent corporation)


**Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF *MERGER
                   (GENERAL LAWS, CHAPTER 156B, SECTION 78)

================================================================

I hereby approve the within Articles of *Merger and, the filing fee in the amount of $250, having been paid, said articles are deemed to have been filed with me this 14th day of June, 1996.

Effective date:_________________________________________________

                             WILLIAM FRANCIS GALVIN

                         Secretary of the Commonwealth

                           SCHEDULE TO EXHIBIT 3.2.3
                           -------------------------

The following entities have the Form of Articles of Organization, Articles of Amendment and Articles of Merger included as Exhibit 3.2.3, with any changes from the form noted:

1. Belmont Nursing Center Corporation

   Changes from Form:

   Articles of Merger involve merger between: Belmont Nursing-II Corp. and Belmont Nursing Center Corp. (constituent corporation)

2. Orchard Ridge Nursing Center Corporation
     Changes from Form:

     Articles of Merger involve merger between: Orchard Ridge-II Corp. and Orchard Ridge Nursing Center Corp. (constituent corporation)

     Officers and Directors listed in the Articles of Organization are as follows:
          President:  S. Guillard
          Treasurer: C. Thayer
          Clerk:  D. Moskowitz
          Directors:  S. Guillard, S. Puleo, D. Moskowitz

     Officers and Directors listed in the Articles of Merger are as follows:
          President:  S. Guillard
          Treasurer: W. Stephan
          Clerk:  S. Spelfogel
          Directors:  S. Guillard, D. Krupp, L. Gerber

3. Oakhurst Manor Nursing Center Corporation
     Changes from Form:

     Articles of Merger involve merger between: Oakhurst-II Corp. and Oakhurst Manor Nursing Center Corp. (constituent corporation)

     Officers and Directors listed in the Articles of Organization are as follows:
               President:  S. Guillard
               Treasurer: C. Thayer
               Clerk:  D. Moskowitz
               Directors:  S. Guillard, S. Puleo, D. Moskowitz

     Officers and Directors listed in the Articles of Merger are as follows:
               President:  S. Guillard
               Treasurer: W. Stephan
               Clerk:  S. Spelfogel
               Directors:  S. Guillard, D. Krupp, L. Gerber